SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK

---X

DAVID KOKAKIS, **INDEX NO. 602574/08**

Plaintiff,

-against-

MEGA MEDIA GROUP, INC., **STIPULATION OF SETTLEMENT**

Defendant,

---X

IT IS HEREBY STIPULATED AND AGREED by and between the parties, after consultation with their respective counsel, that the above entitled action is settled upon the following terms and conditions:

1. Defendant is a New York corporation, formed and authorized to do business in this State.

2. Defendant by its officer, **ALEX SHVARTS** confesses judgment of the full amount sought by Plaintiff under the above index number, i.e. $388,810, which includes interest to date.

3. Simultaneous with the execution of this Stipulation of Settlement, Defendant agrees to execute two (2) separate Confessions of Judgment, the originals of which will be held in escrow by Plaintiff's attorneys for so long as Defendant complies with the terms and conditions of this Stipulation. The first Confession of Judgment confesses judgment by Defendant to Plaintiff based on promissory notes, which are the basis of Plaintiff's claim for $388,810. The second Confession of Judgment confesses judgment by Defendant to Plaintiff, based upon Defendant's failure to pay Plaintiff deferred compensation in the sum of $125,962. This second claim would be the basis of a second action brought by Plaintiff against Defendant, which Plaintiff was about to commence.

4. Both Confessions of Judgment will be held in escrow by Plaintiff's counsel pending Defendant's compliance with its agreement to pay the sum of $329,500, i.e. $329,500, pursuant to the schedule detailed in paragraph 6 of this Stipulation. Failing to make the payments, as aforedescribed, will be deemed a default and permit Plaintiff's counsel to file both Confessions of Judgment and Affidavits of Confession of Judgments with the Clerk of the Court without further notice. Defendant will be given credit in any judgment(s) for all payments received and honored.

5. If Defendant makes all of the payments pursuant to the payment schedule in paragraph 6 of this Stipulation, the two (2) Confessions of Judgment, i.e. one for $388,810 on the promissory notes, including interest, and one for $125,962 for the deferred compensation, will not be filed and will be returned by Plaintiff's attorney to Defendant's attorney. Further, the parties will then execute General Releases each to the favor of the other.

6. The payment schedule for the $316,955 is as follows:

a. $10,000 simultaneous with the execution of this Stipulation, <u>but no later than Monday, December 1, 2008 by bank or certified check;</u>

b. $10,000 by no later than January 1, 2008.

c. $10,000 by no later than February 1, 2009.

d. $10,000 by no later than March 1, 2009.

e. $10,000 by no later than April 1, 2009.

f. $10,000 by no later than May 1, 2009.

g. $14,275 by no later than June 1, 2009.

h. $14,275 by no later than July 1, 2009

i. $14,275 by no later than August 1, 2009.

j. $14,275 by no later than September 1, 2009.

k. $14,275 by no later than October 1, 2009.

l. $14,275 by no later than November 1, 2009.

m. $14,275 by no later than December 1, 2009.

n. $14,275 by no later than January 1, 2010.

o. $14,275 by no later than February 1, 2010.

p. $14,275 by no later than March 1, 2010.

q. $14,275 by no later than April 1, 2010.

r. $14,275 by no later than May 1, 2010.

s. $14,275 by no later than June 1, 2010.

t. $14,275 by no later than July 1, 2010.

u. $14,275 by no later than August 1, 2010.

v. $14,275 by no later than September 1, 2010.

w. $14,275 by no later than October 1, 2010.

x. $14,280 by no later than November 1, 2010.

7. The payments have a maximum of a five (5) day grace period, i.e. they must be in Plaintiff's attorney's possession by no later than the 6th day of the month, or else the Defendant is in default, and Plaintiff may proceed pursuant to paragraph 4 of this Stipulation, i.e. upon default, Plaintiff by his counsel is hereby authorized to file the Judgments of Confession and Affidavits of Confession of Judgment with the Clerk, New York County, without further notice to the Defendant or its counsel.

Dated: New York, New York
November 11, 2008

JEFFREY LICHTMAN, ESQ.
Attorney for Defendant

MICHAEL F. GROSSMAN
Attorney for Plaintiff

MEGA MEDIA GROUP, INC.
By ALEX SHVARTS,
AN OFFICER AND AUTHORIZED
ON BEHALF OF DEFENDANT

DAVID KOKAKIS, PLAINTIFF

ACKNOWLEDGMENT

STATE OF NEW YORK)
: ss.:
COUNTY OF NEW YORK)

On the 11th day of November, in the year 2008, before me, the undersigned, personally appeared **ALEX SHVARTS** personally know to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.

SVETLANA ARONOV

NOTARY PUBLIC

12

ACKNOWLEDGMENT

STATE OF NEW YORK)
: ss.:
COUNTY OF NEW YORK)

On the day of November, in the year 2008, before me, the undersigned, personally appeared **DAVID KOKAKIS** personally know to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.

NOTARY PUBLIC